SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 13, 2011
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On April 18, 2011, the Company, as the sole member of the general partner of Ashford Hospitality Limited Partnership (the “Partnership”), caused the agreement of limited partnership of the Partnership to be amended to designate and authorize the issuance of 3,450,000 of the Partnership’s 9.000% Series E Preferred Units, liquidation preference $25.00 per Series E Preferred Unit (the “Series E Preferred Units”). A copy of that amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. On April 18, 2011, the Company contributed the net proceeds from the offering of the Series E Preferred Stock (described in Item 5.03 below) to the Partnership in exchange for 3,000,000 Series E Preferred Units (with economic terms that mirror the terms of the Series E Preferred Stock). The offering of the Series E Preferred Units to the Company is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On April 18, 2011, Ashford Hospitality Trust, Inc. (the “Company”) issued and sold 3,000,000 shares of its 9.000% Series E Cumulative Preferred Stock (liquidation preference $25.00 per share, par value $0.01 per share) (“Series E Preferred Stock”) at $25.00 per share, in an underwritten public offering pursuant to an effective registration statement. The Company intends to use the proceeds from the offering to repurchase all or a portion of the Company’s Series B-1 Cumulative Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series B-1 Preferred Stock”), all of the shares of which are currently held by Security Capital Preferred Growth Incorporated (“Security Capital”), with the remaining proceeds to be used to repay a portion of outstanding borrowings under the existing senior credit facility or for other general corporate purposes.
          In connection with the sale of Series E Preferred Stock, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation (the “Department”) classifying 3,450,000 shares of the Company’s authorized preferred stock as Series E Preferred Stock on April 15, 2011. A copy of the Articles Supplementary is filed as Exhibit 3.6 to the Company’s Form 8-A filed on April 18, 2011 and is incorporated herein by reference.
          The Series E Preferred Stock will rank senior to the Company’s common stock and any other junior shares that the Company may issue in the future, and on parity with the Company’s Series A Cumulative Preferred Stock, the Series B-1 Preferred Stock, the Series D Cumulative Preferred Stock, and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary.
Item 7.01. Regulation FD Disclosure.
          On April 13, 2011, the Company issued a press release announcing its pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1.
Item 8.01. Other Events.
          Reference is hereby made to the registration statement of the Company on Form S-3/A (File No. 333-162750), which became effective as of January 25, 2010 (the “Registration Statement”), pursuant to which the Company registered the sale of debt and equity securities for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus dated January 25, 2010 and the related prospectus supplement, which was filed with the Commission pursuant to Rule 424(b)(2) on April 14, 2011, with respect to the Series E Preferred Stock.
          On April 13, 2011, the Company and the Partnership entered into an Underwriting Agreement with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, for themselves and as representatives of the underwriters listed in Schedule I thereto, in connection with an underwritten public offering (the “Offering”) by the Company of 3,000,000 shares of Series E Preferred Stock, with an underwriters’ over-allotment option of up to an additional 450,000 shares of Series E Preferred Stock.
          In connection with the Offering, on April 18, 2011 the Company exercised its option under the Stock

Repurchase Agreement (the “Stock Repurchase Agreement”), dated April 11, 2011, by and between the Company and Security Capital, to repurchase all of the shares of the Company’s Series B-1 Preferred Stock held by Security Capital. A copy of the Stock Repurchase Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 11, 2011 and is incorporated herein by reference.
          On April 18, 2011, Hogan Lovells US LLP issued their opinion with respect to the legality of an underwritten public offering by the Company of 3,000,000 shares of the Company’s Series E Preferred Stock. A copy of the opinion is filed with this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.		Description

1.1	*
Underwriting Agreement, dated April 13, 2011, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, and the several underwriters listed in Schedule I thereto.

3.1
Articles Supplementary Establishing and Fixing the Rights and Preferences of A Series of Preferred Stock, filed with the Maryland State Department of Assessments and Taxation on April 15, 2011 (incorporated by reference to Exhibit 3.6 to Form 8-A filed with the Securities and Exchange Commission on April 18, 2011).

5.1	*	Opinion of Hogan Lovells US LLP, dated April 18, 2011, with respect to the legality of the preferred shares being issued.

10.1	*	Amendment No. 6 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership

99.1	*	Press Release, issued by Ashford Hospitality Trust, Inc. on April 13, 2011

*	filed herewith
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 18, 2011

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel